Advanced Series Trust

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

July 15, 2013

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-1520

Re:	485(b) Filing for Advanced Series Trust

Registration Numbers 033-24962 and 811-05186

Dear Sir or Madam:

We are filing today via EDGAR a supplement under Rule 497 to the Registration Statement of the above-referenced Registrant. The purpose for this supplement is to file exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the supplement dated June 28, 2013 (Accession Number: 0000067590-13-000691) filed via EDGAR on June 28, 2013 to the Registrant’s prospectus(es), dated April 29, 2013.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at 973-802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain